                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-642

                        SCUDDER INTERNATIONAL FUND, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                       345 Park Avenue, New York, NY 10154
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       10/31/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Greater Europe Growth Fund

Annual Report to Shareholders

October 31, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Directors and Officers

<Click Here> Investment Products

<Click Here> Account Management Resources

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. The prospectus contains more complete information, including a description of the risks of investing in the fund, management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2003

Classes A, B and C

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Greater Europe Growth Fund	1-Year	3-Year	5-Year	Life of Class**
Class A(a)	17.59%	-10.82%	-1.79%	8.23%
Class B(a)	16.75%	-11.52%	-2.57%	7.37%
Class C(a)	16.69%	-11.51%	-2.55%	7.39%
MSCI Europe Index+	24.16%	-6.21%	-1.29%	7.59%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 10/31/03	$ 21.16	$ 20.84	$ 20.84
10/31/02	$ 18.06	$ 17.85	$ 17.86
Distribution Information: Twelve Months: Income Dividends	$ .07	$ -	$ -

Class A Lipper Rankings* - European Region Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	125	of	160	78

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment*(b) (Adjusted for Sales Charge)
[] Scudder Greater Europe Growth Fund - Class A(c) [] MSCI Europe Index+

Yearly periods ended October 31

Comparative Results* (Adjusted for Sales Charge)
Scudder Greater Europe Growth Fund		1-Year	3-Year	5-Year	Life of Class**
Class A(c)	Growth of $10,000	$11,083	$6,684	$8,610	$19,304
	Average annual total return	10.83%	-12.56%	-2.95%	7.53%
Class B(c)	Growth of $10,000	$11,375	$6,794	$8,695	$19,055
	Average annual total return	13.75%	-12.09%	-2.76%	7.37%
Class C(c)	Growth of $10,000	$11,552	$6,859	$8,699	$18,896
	Average annual total return	15.52%	-11.81%	-2.75%	7.27%
MSCI Europe Index+	Growth of $10,000	$12,416	$8,250	$9,370	$19,319
	Average annual total return	24.16%	-6.21%	-1.29%	7.59%

The growth of $10,000 is cumulative.

Notes to Performance Summary - Class A, B, and C

* Returns and rankings during the life of class period shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** The Fund commenced operations on October 10, 1994. Index returns begin October 31, 1994.
a Returns shown for Class A, B and C shares for the periods prior to their inception on March 19, 2001 are derived from the historical performance of Class S shares of the Scudder Greater Europe Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares for the periods prior to their inception on March 19, 2001 are derived from the historical performance of Class S shares of the Scudder Greater Europe Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charge of each specific class. Returns for Class A reflect the current maximum initial sales charge of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1%. Redemptions on Class C shares within 1 year of purchase may be subject to a CDSC of 1%. Any difference in expenses will affect performance.
+ The MSCI Europe Index is an unmanaged capitalization-weighted measure of 15 stock markets in Europe. Index returns assume reinvestment of dividends net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this Fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the Fund's most up-to-date performance. On the Web, go to scudder.com.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

Average Annual Total Returns*
Scudder Greater Europe Growth Fund	1-Year	3-Year	5-Year	Life of Class**
Class S	17.87%	-10.59%	-1.53%	8.53%
Class AARP(a)	17.93%	-10.60%	-1.54%	8.52%
MSCI Europe Index+	24.16%	-6.21%	-1.29%	7.59%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 10/31/03	$ 21.21	$ 21.21
10/31/02	$ 18.10	$ 18.11
Distribution Information: Twelve Months: Income Dividends	$ .12	$ .12

Class S Lipper Rankings* - European Region Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	116	of	160	73
3-Year	99	of	128	77
5-Year	47	of	79	59

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment*
[] Scudder Greater Europe Growth Fund - Class S [] MSCI Europe Index+

Yearly periods ended October 31

Comparative Results*
Scudder Greater Europe Growth Fund		1-Year	3-Year	5-Year	Life of Class**
Class S	Growth of $10,000	$11,787	$7,147	$9,257	$20,989
	Average annual total return	17.87%	-10.59%	-1.53%	8.53%
Class AARP(a)	Growth of $10,000	$11,793	$7,146	$9,256	$20,986
	Average annual total return	17.93%	-10.60%	-1.54%	8.52%
MSCI Europe Index+	Growth of $10,000	$12,416	$8,250	$9,370	$19,319
	Average annual total return	24.16%	-6.21%	-1.29%	7.59%

The growth of $10,000 is cumulative.

Notes to Performance Summary - Class AARP and Class S

* Returns and rankings during the life of class period shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** The Fund commenced operations on October 10, 1994. Index returns begin October 31, 1994.
a Returns shown for Class AARP shares for the periods prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of the Scudder Greater Europe Growth Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.
+ The MSCI Europe Index is an unmanaged capitalization-weighted measure of 15 stock markets in Europe. Index returns assume reinvestment of dividends net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Shareholders of Class S redeeming shares held less than six months have a lower total return due to the effect of the 2% redemption fee.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this Fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 253-2277 (Class AARP) or (800) SCUDDER (Class S) for the Fund's most up-to-date performance. On the Web, go to aarp.scudder.com (Class AARP) or myScudder.com (Class S).

Portfolio Management Review

Scudder Greater Europe Growth Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Greater Europe Growth Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Alexander (Sandy) Black

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1994.

• Head of European Equity portfolio selection team, portfolio manager Europe ex-UK & Euroland Equity, and head of European Equity local research team: London.

• MA, Cambridge University.

• Joined the fund in 2002.

Julian Barrell

Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1997 after five years of experience as fund manager for Foreign & Colonial Management Ltd.

• Portfolio manager for European Equity and Europe ex-UK & Euroland Equity: London.

• Joined the fund in 2002.

Joerg Breedveld

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1981 as a portfolio manager, previously serving as investment advisor and financial analyst for German equities within Deutsche Bank Research.

• Head of global portfolio selection team for Europe ex-UK & Euroland Equity, member of European Equity portfolio selection team, European Mid-Cap Equity analyst and portfolio manager for German and Europe Equities: Frankfurt.

• Joined the fund in 2002.

Katrina Mitchell

Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1993 as a Graduate Trainee.

• Portfolio manager for European Equity and Europe ex-UK & Euroland Equity and member of European Equity local research team: London.

• Joined the fund in 2002.

Michael Schmidt

CFA, Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1992.

• Head of global equity research team for Telecom Services sector and portfolio manager for European Equity and Europe ex-UK & Euroland Equity: Frankfurt.

• Joined the fund in 2002.

John Wood

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1998 after 14 years of experience as head of UK equities for Foreign & Colonial Management, UK Equity fund manager for Mercury Asset Management, management consultant for McKinsey and fund manager, corporate finance executive and personal assistant to the chairman at SG Warburg Group.

• MA, Oxford.

• MBA, Harvard Business School.

• Joined the fund in 2002.

In the following interview, Lead Portfolio Manager Alexander "Sandy" Black discusses Scudder Greater Europe Growth Fund's strategy and the market environment during the 12-month period ended October 31, 2003.

Q: How would you describe the European equity market environment during the fiscal year?

A: The past year can be divided into two distinct halves. European markets, along with most developed markets, delivered negative returns during the first half of the reporting period. This was due largely to the substantial sell-off that occurred in the first calendar quarter of 2003, when the threat of war in Iraq weighed heavily on stock prices. Equity markets reached their low point in mid-March, shortly before the beginning of the war. Since then, markets worldwide have been on an upward trend due to expectations of better corporate profits and a global economic recovery. Stocks rose sharply from mid-March to mid-April, and then steadily improved through the end of October, essentially without a break. Amid the volatility of the first half of the reporting period, it paid to be defensively positioned.1 During the second half of the period - when investors' appetite for risk returned - more-aggressive investors were rewarded.

1 "Defensive" means a portfolio owns companies that are more likely to beat the market in a difficult environment. A defensive positioning is therefore generally positive when the market is falling and negative when it is rising.

Currencies also played a significant role in European equity returns during the year. Against the US dollar, the euro rallied 17% and the British pound sterling rose 8%.2 European markets, while performing strongly on an absolute basis, did lag many other global markets. Some of this gap was offset by currency appreciation, however.

2 This is a positive for investors in mutual funds with an international component, since it means holdings in foreign stocks are worth more when translated into US dollars.

Q: What types of stocks performed well in this environment?

A: Broadly speaking, more-aggressive sectors performed well, particularly during the second half of the reporting period. These sectors include software services, semiconductors and equipment, and transportation.3 Conversely, the worst-performing sectors included some of the more-defensive industries, despite the volatility of the first half of the reporting period when such defensive positioning was beneficial. These sectors include food, beverages and tobacco; household products; and energy.

3 Semiconductors are computer memory chips.

That said, returns of individual companies within the broader industry sectors were often widely divergent. That is because there were other themes that dominated market performance. First, lower-quality stocks performed very well, as investors bid up the shares of companies that were feared to be on the brink of bankruptcy. Second, small and midsize stocks outperformed their larger peers. Both of these trends were very favorable for aggressive investors and those less focused on fundamentals (such as earnings and valuations).

Q: How did Scudder Greater Europe Growth Fund perform, and what were the reasons for its relative performance?

A: For the 12-month period ended October 31, 2003, Class A shares of Scudder Greater Europe Growth Fund returned 17.59% (unadjusted for sales charges). (Please see pages 3 through 8 for the performance of other share classes.) In comparison, the fund's benchmark, the MSCI Europe Index, produced a total return of 24.16%.4

4 The Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged, capitalization-weighted measure of 15 stock markets in Europe. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly in an index.

The market themes previously discussed explain why the fund underperformed versus its benchmark. First, much of the performance in European markets came from what we view as poorer quality companies - those with a large amount of debt and questionable management. Our view is that this was a short-term anomaly resulting from the fact that the global markets were rebounding from an exceptionally long downturn. We continue to believe that an emphasis on quality will prove beneficial over the long term. As a result, we remain focused on high-quality names that in many instances have not done as well as their lower-quality peers.

The second reason for the fund's underperformance is that it has a large-cap bias, and small- and mid-cap stocks (which are more heavily represented in the benchmark) led the way during the fiscal year. We did identify some attractively valued mid-caps earlier in the year, but due to the illiquidity of many smaller stocks in Europe, it was extremely difficult to actually buy shares.5

5 "Illiquidity" means that is difficult for large institutional investors to buy or sell stocks without affecting prices unfavorably. Large-cap stocks are generally more "liquid" than small-cap stocks.

Q: Did you reposition the portfolio during the period under review?

A: Yes. The overall aim of our strategy over the past year was to increase the portfolio's exposure to companies that have greater sensitivity to economic trends. This positioning helped the fund gain exposure to areas of the market that are more likely to benefit from the positive direction of economic growth and corporate earnings worldwide. In increasing exposure to this area of the market, we made a corresponding reduction to some of the more defensive investments in the portfolio.

Q: In what areas did you make additions?

A: We added to the fund's position in financials, particularly investment banks. In the past year, we saw an increase in initial public offerings and secondary placements, and investment banks are positioned to benefit from this trend.6 We also built up the fund's position in Aegon N.V. - a Dutch insurance company that we believe is one of the most attractively valued in Europe - and Credit Suisse Group (Switzerland).

6 Initial public offerings, or IPOs, occur when companies that were previously private "go public"; secondary offerings are issuances of more stock by companies that are already public. Investment banks earn fees from these transactions.

We also added to the fund's position in the oil sector. Some investors fear that oil prices are poised to decline and that the prices of oil stocks will inevitably fall as well. However, we believe oil prices will stay strong for longer than the market currently expects. This should be an ongoing positive for the sector as a whole. The fund's top holdings in this sector are Total S.A. (France) and Shell Transport & Trading Co. PLC (UK).

Other additions to the portfolio were designed to increase the fund's sensitivity to accelerating economic activity. British Sky Broadcasting Group PLC (B Sky B) and Carnival are two such additions. Given that B Sky B is the UK's leading pay-TV broadcaster, we expect that increased consumer confidence will help the company's earnings. Carnival should also benefit from stronger consumer spending, as well as from favorable demographic trends. The population of the western world is aging, which has contributed to an increase in demand for cruise holidays. Moreover, Carnival has become one of the two dominant players in the industry as a result of consolidation, competitive pricing, and its management's compensation being contingent upon solid financial returns.7

7 "Consolidation" is the process of an industry with many players becoming an industry with fewer players due to mergers. This gives the remaining companies an improved ability to raise prices.

Q: In what areas did you reduce the fund's position?

A: Within the health care sector, we reduced the fund's positions in companies such as Aventis (France) and GlaxoSmithKline PLC (UK). Generally speaking, the pharmaceuticals sector is under pressure due to the lack of exciting new medications on their way to the market. However, we prefer to expose the fund to high-growth pharmaceuticals for which the new drug "pipeline" is stronger, such as Astrazeneca PLC (UK) and Roche Holdings AG (Switzerland).

We also reduced the fund's exposure to telecommunications stocks such as Deutsche Telekom AG (Germany). The growth potential of such companies is now very modest due to increased competition. While telecoms' strong cash flows are attractive in declining markets, it is possible to find better earnings and cash flow growth in other areas of the market at the times when the global economy is expanding.

In the utilities sector, our most notable reduction was to the fund's position in National Grid Transco (UK). While domiciled in the United Kingdom, National Grid owns Niagara Mohawk, which provides electric and natural gas service to customers in upstate New York. We are concerned about the fund's exposure to the US and UK power distribution markets, where disruptions in supply occurred during the summer of 2003.

Perhaps the most interesting change to the portfolio during the fiscal period was the reduction in exposure to technology stocks. This sector performed extremely well, of course, and the reason we sold out of the fund's position in some of these stocks is that many began to appear expensive compared with their underlying value. For example, we sold Infineon, the German semiconductor company, and Sage PLC, the British software company. As a result, the portfolio is now underweight in technology.8

8 "Underweight" means a fund holds a lower weighting than the benchmark, indicating that the manager expects the asset in question to underperform the market as a whole.

Q: Please review the primary technique you use to evaluate stocks.

A: Many mutual fund portfolio managers use a variety of valuation measures to assess stocks. We primarily use what is known as cash-flow return on investment as the key measure of stock assessment. We like this tool because it appears to work well. We used historical data to examine several valuation measures to see which one had the best predictive power, although clearly past performance is no guarantee of future results. We like this measure because it doesn't look just at earnings and cash flow, but also at the amount of capital required to generate the earnings and cash flow. Some businesses are capital consumptive, and over the full investment cycle, such businesses will find it difficult to generate good returns. Those are the types of businesses we would typically underweight. We want to emphasize the type of companies that make good use of their capital and are able to grow their cash flows and can therefore generate high and expanding returns.

Q: Do you have any final thoughts for shareholders?

A: We think that the portfolio is well-balanced and reasonably positioned for a recovery in the global economy and the world's stock markets. Our view is that we are now in a phase in which higher-quality companies will once again do well relative to their lower-quality peers. We believe that the stocks in the portfolio represent the strongest franchises in Europe and that their value will be recognized over time.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2003

Geographical Diversification (Excludes Cash Equivalents)	10/31/03	10/31/02

United Kingdom	28%	31%
Switzerland	16%	14%
Germany	14%	11%
France	14%	16%
Netherlands	8%	9%
Italy	5%	2%
Spain	5%	6%
Finland	4%	4%
Denmark	2%	3%
Other	4%	4%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	10/31/03	10/31/02

Financials	27%	20%
Energy	13%	14%
Health Care	12%	16%
Telecommunication Services	10%	8%
Industrials	9%	10%
Consumer Discretionary	9%	10%
Consumer Staples	7%	9%
Utilities	5%	4%
Materials	4%	4%
Other	4%	5%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2003 (34.5% of Portfolio)
1. Total SA Producer of oil and natural gas	France	4.4%
2. HSBC Holdings PLC Provider of international banking and financial services	United Kingdom	4.0%
3. Nestle SA Producer and seller of food products	Switzerland	3.9%
4. Telefonica SA Provider of telecommunication services	Spain	3.4%
5. Shell Transport & Trading Co., PLC Provider of oil and gas	United Kingdom	3.3%
6. Royal Bank of Scotland Group PLC Provider of a wide range of financial services	United Kingdom	3.3%
7. Vodafone Group PLC Provider of mobile telecommunication services	United Kingdom	3.2%
8. Eni SpA Provider of oilfield and engineering services	Italy	3.2%
9. Credit Suisse Group Provider of universal banking services	Switzerland	3.0%
10. Novartis Manufacturer of pharmaceutical and nutrition products	Switzerland	2.8%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 20. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

Investment Portfolio as of October 31, 2003

	Shares	Value ($)

Common Stocks 98.4%
Denmark 1.5%
Group 4 Falck AS	95,370	2,133,042
Tele Danmark AS	101,020	3,235,600
(Cost $5,169,246)		5,368,642
Finland 3.8%
Nokia Oyj	508,959	8,621,913
Stora Enso Oyj "R"	402,830	5,464,850
(Cost $12,746,282)		14,086,763
France 14.3%
Alcatel SA*	150,580	1,981,681
Aventis SA	109,434	5,779,779
BNP Paribas SA	47,760	2,503,072
Compagnie de Saint-Gobain	119,380	5,023,300
Credit Agricole SA	171,210	3,626,923
Credit Agricole SA (Rights)*	171,210	39,704
Schneider Electric SA	111,076	6,484,706
Suez SA	223,410	3,574,805
Thomson SA	89,220	1,874,524
Total SA	104,341	16,175,474
Valeo SA	106,460	3,976,013
Vivendi Universal SA*	89,870	1,882,970
(Cost $41,290,518)		52,922,951
Germany 12.9%
BASF AG	80,990	3,705,605
Bayerische Motoren Werke AG	99,370	3,969,311
Deutsche Boerse AG	50,980	2,826,702
Deutsche Telekom AG (Registered)*	306,498	4,815,457
E.ON AG	191,982	9,678,781
Metro AG	142,504	5,812,909
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	24,860	2,957,173
Muenchener Rueckversicherungs-Gesellschaft AG (Rights)*	24,860	204,947
Schering AG	83,870	3,906,421
Siemens AG	143,897	9,677,214
(Cost $38,072,500)		47,554,520
Greece 0.9%
Alpha Credit Bank AE (Cost $2,947,361)	152,709	3,470,494
Ireland 1.3%
Allied Irish Bank (Cost $4,668,008)	318,060	4,639,384
Italy 4.8%
Assicurazioni Generali SpA	162,960	3,741,251
Eni SpA	744,800	11,796,712
Mediolanum SpA	308,410	2,149,184
(Cost $15,229,776)		17,687,147
Luxembourg 0.9%
Arcelor (Cost $2,924,919)	219,110	3,117,291
Netherlands 8.3%
Aegon NV	702,133	9,183,307
Akzo Nobel NV	81,121	2,558,426
ING Groep NV	353,678	7,324,199
Koninklijke (Royal) Philips Electronics NV	290,230	7,803,935
Koninklijke Ahold NV*	354,080	2,988,845
STMicroelectronics NV	35,150	933,322
(Cost $27,256,540)		30,792,034
Spain 4.4%
Banco Bilbao Vizcaya Argentaria SA	327,860	3,752,115
Telefonica SA*	1,019,267	12,645,678
(Cost $13,492,239)		16,397,793
Sweden 1.2%
Svenska Handelsbanken AB "A" (Cost $3,122,875)	254,970	4,477,500
Switzerland 15.9%
ABB Ltd.*	673,782	3,949,219
Credit Suisse Group	313,060	10,997,889
Nestle SA (Registered)	65,677	14,417,261
Novartis AG (Registered)	271,300	10,310,737
Roche Holding AG	101,730	8,393,314
Syngenta AG	61,750	3,298,897
UBS AG (Registered)	123,280	7,547,943
(Cost $53,466,530)		58,915,260
United Kingdom 28.2%
AstraZeneca PLC	153,910	7,226,410
BAA PLC	665,040	5,256,823
BP PLC	1,336,481	9,272,050
British Sky Broadcasting Group PLC*	357,880	3,885,144
BT Group PLC	1,346,410	4,236,536
Carnival PLC	70,290	2,426,317
GlaxoSmithKline PLC	388,724	8,321,285
HSBC Holdings PLC	992,411	14,897,881
Imperial Tobacco Group PLC	250,960	4,158,998
National Grid Transco PLC	157,736	1,006,693
Prudential Corp. PLC	658,270	5,105,608
Royal Bank of Scotland Group PLC	449,340	12,035,022
Scottish & Southern Energy PLC	203,830	2,121,155
Shell Transport & Trading Co., PLC	1,958,818	12,227,328
Vodafone Group PLC	5,669,351	11,900,581
(Cost $92,557,151)		104,077,831
Total Common Stocks (Cost $312,943,945)		363,507,610

Preferred Stock 1.5%
Germany
Henkel KGaA (Cost $4,871,151)	76,600	5,619,494

Cash Equivalents 0.1%
Scudder Cash Management QP Trust, 1.07% (b) (Cost $497,310)	497,310	497,310
Total Investment Portfolio - 100.0% (Cost $318,312,406) (a)		369,624,414

* Non-income producing security.
(a) The cost for federal income tax purposes was $320,823,601. At October 31, 2003, net unrealized appreciation for all securities based on tax cost was $48,800,813. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $52,710,641 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,909,828.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
At October 31, 2003, open futures contracts were as follows:
Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
MSCI Pan Euro	12/19/2003	200	3,536,461	3,561,983	25,522
Total net unrealized appreciation					25,522

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2003
Assets
Investments: Investments in securities, at value (cost $317,815,096)	$ 369,127,104
Investment in Scudder Cash Management QP Trust (cost $497,310)	497,310
Total investments in securities, at value (cost $318,312,406)	369,624,414
Foreign currency, at value (cost $460,972)	463,801
Margin deposit	375,210
Receivable for investments sold	8,654,232
Dividends receivable	80,526
Receivable for Fund shares sold	169,566
Foreign taxes recoverable	1,254,692
Total assets	380,622,441
Liabilities
Payable for investments purchased	5,166,241
Payable for Fund shares redeemed	484,672
Accrued management fee	305,350
Other accrued expenses and payables	154,015
Total liabilities	6,110,278
Net assets, at value	$ 374,512,163
Net Assets
Net assets consist of: Undistributed net investment income	4,605,557
Net unrealized appreciation (depreciation) on: Investments	51,312,008
Futures	25,522
Foreign currency related transactions	148,823
Accumulated net realized gain (loss)	(280,137,316)
Paid-in capital	598,557,569
Net assets, at value	$ 374,512,163

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2003 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($2,290,288 / 108,230 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 21.16
Maximum offering price per share (100 / 94.25 of $21.16)	$ 22.45
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($238,626 / 11,452 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 20.84
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($363,621 / 17,445 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 20.84
Maximum offering price per share (100 / 99.00 of $20.84)	$ 21.05
Class AARP Net Asset Value, offering and redemption price per share ($2,333,187 / 110,026 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 21.21
Class S Net Asset Value, offering and redemption price (a) per share ($369,286,441 / 17,409,402 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 21.21

(a) Redemption price per share for shares held less than six months is equal to net asset value less a 2.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2003
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,492,605)	$ 10,096,419
Interest - Scudder Cash Management QP Trust	50,106
Total Income	10,146,525
Expenses: Management fee	3,805,436
Administrative fee	1,673,670
Distribution service fees	10,124
Directors' fees and expenses	13,752
Other	14,994
Total expenses before expense reductions	5,517,976
Expense reductions	(102)
Total expenses after expense reductions	5,517,874
Net investment income (loss)	4,628,651
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(34,299,462)
Futures	33,728
Foreign currency related transactions	21,038
(34,244,696)
Net unrealized appreciation (depreciation) during the period on: Investments	87,942,727
Futures	25,522
Foreign currency related transactions	31,543
87,999,792
Net gain (loss) on investment transactions	53,755,096
Net increase (decrease) in net assets resulting from operations	$ 58,383,747

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2003	2002
Operations: Net investment income (loss)	$ 4,628,651	$ 3,109,291
Net realized gain (loss) on investment transactions	(34,244,696)	(79,653,018)
Net unrealized appreciation (depreciation) on investment transactions during the period	87,999,792	(21,280,083)
Net increase (decrease) in net assets resulting from operations	58,383,747	(97,823,810)
Distributions to shareholders from: Net investment income: Class A	(4,080)	(1,528)
Class AARP	(12,506)	(9,292)
Class S	(2,592,148)	(2,158,582)
Fund share transactions: Proceeds from shares sold	53,576,438	162,684,885
Reinvestment of distributions	2,419,776	1,928,583
Cost of shares redeemed	(161,946,554)	(365,304,368)
Redemption fees	39,759	96,258
Net increase (decrease) in net assets from Fund share transactions	(105,910,581)	(200,594,642)
Increase (decrease) in net assets	(50,135,568)	(300,587,854)
Net assets at beginning of period	424,647,731	725,235,585
Net assets at end of period (including undistributed net investment income of $4,605,557 and $2,564,602, respectively)	$ 374,512,163	$ 424,647,731

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 18.06	$ 22.13	$ 25.79
Income (loss) from investment operations: Net investment income (loss)[b]	.18	.06	(.01)
Net realized and unrealized gain (loss) on investment transactions	2.99	(4.09)	(3.65)
Total from investment operations	3.17	(4.03)	(3.66)
Less distributions from: Net investment income	(.07)	(.04)	-
Redemption fees	-***	-***	-
Net asset value, end of period	$ 21.16	$ 18.06	$ 22.13
Total Return (%)[c]	17.59[d]	(18.29)	(14.19)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	1.72
Ratio of expenses (%)	1.65	1.66	1.64*
Ratio of net investment income (loss) (%)	1.02	.25	(.07)*
Portfolio turnover rate (%)	71	89	104
[a] For the period from March 19, 2001 (commencement of sales of Class A shares) to October 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B
Years Ended October 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 17.85	$ 22.02	$ 25.79
Income (loss) from investment operations: Net investment income (loss)[b]	.05	(.10)	(.13)
Net realized and unrealized gain (loss) on investment transactions	2.94	(4.07)	(3.64)
Total from investment operations	2.99	(4.17)	(3.77)
Redemption fees	-***	-***	-
Net asset value, end of period	$ 20.84	$ 17.85	$ 22.02
Total Return (%)[c]	16.75	(18.97)	(14.62)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.24	.25	.05
Ratio of expenses (%)	2.45	2.46	2.44*
Ratio of net investment income (loss) (%)	.22	(.55)	(.87)*
Portfolio turnover rate (%)	71	89	104
[a] For the period from March 19, 2001 (commencement of sales of Class B shares) to October 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C
Years Ended October 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 17.86	$ 22.01	$ 25.79
Income (loss) from investment operations: Net investment income (loss)[b]	.04	(.10)	(.11)
Net realized and unrealized gain (loss) on investment transactions	2.94	(4.05)	(3.67)
Total from investment operations	2.98	(4.15)	(3.78)
Redemption fees	-***	-***	-
Net asset value, end of period	$ 20.84	$ 17.86	$ 22.01
Total Return (%)[c]	16.69	(18.86)	(14.66)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.36	.28	.06
Ratio of expenses (%)	2.45	2.43	2.42*
Ratio of net investment income (loss) (%)	.22	(.52)	(.85)*
Portfolio turnover rate (%)	71	89	104
[a] For the period from March 19, 2001 (commencement of sales of Class C shares) to October 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class AARP
Years Ended October 31,	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 18.10	$ 22.17	$ 31.14	$ 32.02
Income (loss) from investment operations: Net investment income (loss)[b]	.23	.11	.06	(.03)
Net realized and unrealized gain (loss) on investment transactions	3.00	(4.11)	(7.82)	(.85)
Total from investment operations	3.23	(4.00)	(7.76)	(.88)
Less distributions from: Net investment income	(.12)	(.07)	(.01)	-
Net realized gains on investment transactions	-	-	(1.20)	-
Total distributions	(.12)	(.07)	(1.21)	-
Redemption fees	-***	-***	-	-
Net asset value, end of period	$ 21.21	$ 18.10	$ 22.17	$ 31.14
Total Return (%)	17.93[c]	(18.10)	(26.01)	(2.75)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	3	1
Ratio of expenses (%)	1.45	1.38	1.37	1.35*
Ratio of net investment income (loss) (%)	1.22	.53	.24	(.09)**
Portfolio turnover rate (%)	71	89	104	72
[a] For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S
Years Ended October 31,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 18.11	$ 22.17	$ 31.14	$ 28.13	$ 24.23
Income (loss) from investment operations: Net investment income (loss)[a]	.23	.11	.06	.07	.10[b]
Net realized and unrealized gain (loss) on investment transactions	2.99	(4.10)	(7.82)	3.12	3.86
Total from investment operations	3.22	(3.99)	(7.76)	3.19	3.96
Less distributions from: Net investment income	(.12)	(.07)	(.01)	(.08)	(.06)
Net realized gains on investment transactions	-	-	(1.20)	(.10)	-
Total distributions	(.12)	(.07)	(1.21)	(.18)	(.06)
Redemption fees	-*	-*	-	-	-
Net asset value, end of period	$ 21.21	$ 18.11	$ 22.17	$ 31.14	$ 28.13
Total Return (%)	17.87[d]	(18.09)	(25.97)	11.31	16.36
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	369	421	721	1,410	1,035
Ratio of expenses (%)	1.45	1.38	1.37	1.42[c]	1.46
Ratio of net investment income (loss) (%)	1.22	.53	.24	.22	.37
Portfolio turnover rate (%)	71	89	104	72	83
[a] Based on average shares outstanding during the period.
[b] Net investment income per share includes non-recurring dividend income amounting to $.08 per share.
[c] The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization was 1.41%.
[d] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Greater Europe Growth Fund (the "Fund") is a non-diversified series of Scudder International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2003 the Fund had a net tax basis capital loss carryforward of approximately $277,627,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009 ($154,507,000), October 31, 2010 ($87,874,000) and October 31, 2011 ($35,246,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 4,595,344
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (277,627,000)
Net unrealized appreciation (depreciation) on investments	$ 48,800,813

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2003	2002
Distributions from ordinary income*	$ 2,608,734	$ 2,169,402

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. Upon the redemption or exchange of shares held by Class S shareholders for less than six months, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific Fund are allocated to that Fund. Other Corporation expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Corporation.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended October 31, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $264,038,385 and $372,379,560, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.00% of the first $1,000,000,000 of the Fund's average daily net assets, 0.90% of the next $500,000,000 of such net assets, 0.85% of the next $500,000,000 of such net assets and 0.80% of such net assets in excess of $2,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2003, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 1.00% of the Fund's average daily net assets. Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), an affiliate of the Advisor, serves as subadvisor with the respect to the investment and reinvestment of assets in the Fund and is paid by the Advisor for its services.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.400%, 0.450%, 0.425%, 0.375% and 0.375% of the average daily net assets for Class A, B, C, AARP and S shares, respectively, computed and accrued daily and payable monthly for the period November 1, 2002 to December 31, 2002.

Effective January 1, 2003, the Fund's Directors approved new Administrative Fee rates of 0.465%, 0.480%, 0.470%, 0.455% and 0.455% of the average daily net assets for Class A, B, C, AARP and S shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provided subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. These affiliated entities have in turn entered into various agreements with third-party service providers to provide these services. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the year ended October 31, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at October 31, 2003
Class A	$ 11,728	$ 824
Class B	1,177	95
Class C	1,388	138
Class AARP	9,153	941
Class S	1,650,224	149,362
	$ 1,673,670	$ 151,360

The Administrative Agreement between the Advisor and the Fund had been scheduled to terminate effective September 30, 2003. The Advisor and the Fund have agreed to temporarily continue the Administrative Agreement pending completion of a review by the Fund's Independent Directors of the Fund's shareholder servicing and related arrangements. In addition, effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.465%, 1.480%, 1.470%, 1.455% and 1.455% of average daily net assets for Class A, B, C, AARP and S shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, director and director counsel fees).

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2003
Class B	$ 1,861	$ 152
Class C	2,253	222
	$ 4,114	$ 374

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2003	Effective Rate
Class A	$ 4,757	$ 1,210.19%
Class B	550	34.22%
Class C	703	53.23%
	$ 6,010	$ 1,297

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2003, aggregated $143. There were no underwriting commissions paid in connection with the distribution of Class C shares for the year ended October 31, 2003.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2003, the CDSC for Class B and C shares aggregated $436 and $35, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2003, SDI received $1,496.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor a retainer fee plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purpose of AARP and its members.

D. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2003		Year Ended October 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	610,928	$ 11,304,369	1,380,769	$ 27,771,016
Class B	93,407	1,671,221	24,253	469,568
Class C	27,537	504,496	64,508	1,283,644
Class AARP	226,144	4,188,951	775,828	15,551,410
Class S	1,952,046	35,907,401	5,413,119	117,609,247
		$ 53,576,438		$ 162,684,885
Shares issued to shareholders in reinvestment of distributions
Class A	212	$ 3,823	62	$ 1,375
Class AARP	655	11,843	402	8,963
Class S	133,044	2,404,110	85,905	1,918,245
		$ 2,419,776		$ 1,928,583
Shares redeemed
Class A	(560,313)	$ (11,127,487)	(1,355,827)	$ (27,197,592)
Class B	(96,075)	(1,725,855)	(12,321)	(227,547)
Class C	(25,950)	(463,661)	(51,556)	(1,006,730)
Class AARP	(227,602)	(4,232,420)	(796,933)	(16,239,314)
Class S	(7,926,210)	(144,397,131)	(14,788,165)	(320,633,185)
		$ (161,946,554)		$ (365,304,368)
Redemption Fees	-	$ 39,759	-	$ 96,258
Net increase (decrease)
Class A	50,827	$ 180,705	25,004	$ 574,799
Class B	(2,668)	(54,634)	11,932	242,021
Class C	1,587	40,835	12,952	276,914
Class AARP	(803)	(31,626)	(20,703)	(678,941)
Class S	(5,841,120)	(106,045,861)	(9,289,141)	(201,009,435)
		$ (105,910,581)		$ (200,594,642)

Report of Independent Auditors

To the Board of Directors of Scudder International Fund, Inc. and to the Shareholders of Scudder Greater Europe Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Greater Europe Growth Fund (the "Fund") at October 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 23, 2003	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid foreign taxes of $1,636,486 and earned $6,191,931 of foreign source income during the year ended October 31, 2003. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.093 per share as foreign taxes paid and $0.35 per share as income earned from foreign sources for the year ended October 31, 2003.

For federal income tax purposes, the Fund designates $9,800,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Directors and Officers

The following table presents certain information regarding the Directors and Officers of the fund as of October 31, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. Each Director's term of office extends until the next shareholder's meeting called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the fund.

Independent Directors
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (60) Director, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48
Dawn-Marie Driscoll (56) Director, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48
Keith R. Fox (49) Director, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48
Louis E. Levy (70) Director, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	48
Jean Gleason Stromberg (60) Director, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48
Jean C. Tempel (60) Director, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); The Reference, Inc. (IT consulting for financial services); United Way of Mass Bay. Trusteeships: Connecticut College, Chair, Finance Committee; Northeastern University, Chair, Funds and Endowment Committee
		48
Carl W. Vogt (67) Director, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Interested Directors and Officers[2]
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[3] (58) Chairman and Director, 2002-present Chief Executive Officer, 2003-present	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
201
Brenda Lyons (40) President, 2003-present	Managing Director, Deutsche Asset Management	n/a
Alexander Black[4] (40) Vice President, 2002-present	Managing Director, Deutsche Asset Management	n/a
Daniel O. Hirsch[3] (49) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Oliver S. Kratz[5] (31) Vice President, 2002-present	Director, Deutsche Asset Management	n/a
John Millette (41) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management	n/a
Kenneth Murphy (40) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present); formerly, Director, John Hancock Signature Services (1992-2000); Senior Manager, Prudential Mutual Fund Services (1987-1992)
n/a
Paul H. Rogers (47) Vice President, 2001-present	Managing Director, Deutsche Asset Management	n/a
Andrew Stubing[6] (37) Vice President, 2002-present	Director, Deutsche Asset Management	n/a
Alex Tedder[4] (39) Vice President, 2002-present	Managing Director, Deutsche Asset Management	n/a
Charles A. Rizzo (46) Treasurer and Chief Financial Officer, 2002-present	Director, Deutsche Asset Management (April 2000- present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Salvatore Schiavone (37) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Lucinda H. Stebbins (57) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo (46) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Lisa Hertz[5] (33) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a
Caroline Pearson (41) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Director was first elected to the common board of directors which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of directors.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: 1 Appold Street, Broadgate, London, UK
5 Address: 345 Park Avenue, New York, New York
6 Address: 83 Clarence Street, Sydney, Australia

The fund's Statement of Additional Information ("SAI") includes additional information about the Directors. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Investment Products

Scudder Funds

Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Gold & Precious Metals Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Tax Advantaged Dividend Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund

Scudder High Income Opportunity Fund

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Intermediate Tax/AMT Free Fund (formerly Scudder Medium Term Tax-Free Fund)

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder RREEF Real Estate Fund II, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central Europe and Russia Fund, Inc. (formerly The Central European Equity Fund, Inc.)

The Germany Fund, Inc.

The New Germany Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	SERAX	SERBX	SERCX
CUSIP Number	811165-695	811165-687	811165-679
Fund Number	477	677	777

For shareholders of Class AARP and Class S

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web sites - aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SGEGX	SCGEX
Fund Number	177	077

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, October 31, 2003, the Scudder International Fund,
Inc. has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Louis E. Levy, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Levy's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)During the filing period of the report, management identified issues relating to the overall fund expense payment and accrual process. Management discussed these matters with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

ITEM 10.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Greater Europe Growth Fund

By:                                 /s/Richard T. Hale
                                    -----------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               December 22, 2003
                                    -----------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Greater Europe Growth Fund

By:                                 /s/Richard T. Hale
                                    -----------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               December 22, 2003
                                    -----------------------------

By:                                 /s/Charles A. Rizzo
                                    -----------------------------
                                    Charles A. Rizzo
                                    Chief Executive Officer

Date:                               December 22, 2003
                                    -----------------------------